Santander Bank, N.A. Fixed Income Investor Update March 31, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2013 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander (“Santander”), SHUSA, or Santander Bank or in any other securities or investments whatsoever. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of deposits; data as of June 2013 (published on annual basis in October) • Santander Bank is the main subsidiary of Santander Holdings USA, Inc. (SHUSA) • SHUSA is a bank holding company regulated by the FRB Boston and is SEC-registered • In January 2012, Santander Bank (formerly Sovereign Bank) converted its charter to a national banking association regulated by the OCC • Effective October 17, 2013, Sovereign Bank rebranded to Santander Bank Main Market Shares State Branches (#) Deposit Market Share1 (%) Rank1 Massachusetts 229 6.4% 4 Pennsylvania 169 2.8% 6 New Jersey 149 3.2% 7 New York 75 0.8% 19 Rhode Island 32 7.1% 4 Santander Bank: Overview Branches: 706 ATMs: 2,074 Employees (FTEs): 8,684 Assets: $74.3B Deposits: $49.8B Gross Loans: $50.1B Santander Bank as of 4Q13

4 4 Santander Bank: 4Q2013 Highlights Sustained Improvement in Asset Quality NPLs and Criticized Balances have declined -15% and -30% respectively YOY Consistent Profitability 2013 Net Income $428MM vs 2012 $438MM, 2013 NIM stable at 2.5% Ample Liquidity Loan to Deposit ratio 100%, over $26BN in available Contingent Liquidity Capital Ratios Strong capital ratios, Tier 1 Common under Basel III rules 13.58% fully phased in Rebranding Completed 10/17/2013, Initiatives to improve branches/ATMs and launch new products

5 Santander Bank: Annual Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) (487) (110) 1,187 951 904 585 -1,000 -500 0 500 1,000 1,500 2008 2009 2010 2011 2012 2013 2,022 1,484 1,786 1,823 1,833 1,671 3.08% 2.36% 2.94% 2.84% 2.66% 2.54% 0 500 1,000 1,500 2,000 2008 2009 2010 2011 2012 2013 NII Net Interest Margin (1,398) (1,374) 448 450 511 538 -2,000 -1,500 -1,000 -500 0 500 1,000 1,500 2008 2009 2010 2011 2012 2013 (2,089) 49 755 317 438 428 -2,500 -2,000 -1,500 -1,000 -500 0 500 1,000 1,500 2008 2009 2010 2011 2012 2013 Consistent improvement in pre-tax income since 2010

6 Santander Bank: Quarterly Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Q413 Net income stable vs Q313 Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 213 179 263 160 71 92 0 50 100 150 200 250 300 350 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 456 443 435 425 409 402 2.61% 2.53% 2.50% 2.55% 2.55% 2.55% 0 100 200 300 400 500 600 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 NII Net Interest Margin 142 68 246 150 71 72 0 50 100 150 200 250 300 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 123 70 176 106 75 71 0 50 100 150 200 250 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

7 Santander Bank: Balance Sheet 4Q13 $61.5B LIABILITIES $12.8B EQUITY $74.3B ASSETS All balances as of 12/31/2013 4Q12: Investments 24% & FHLB 16% Cash 6% Investments 17% C&I 17% CRE 12% Residential 13% Multi-family 11% Home Equity 8% Other Loans 5% Goodwill 5% Other Assets 6% Interest- bearing DDA 14% Noninterest- bearing DDA 11% Savings 5% Money Market 26% CD 11% FHLB 12% Other Borrowings 1% Other Liabilities 3% Equity 17% 4Q13 balance sheet size and mix stable vs 3Q13

8 8 $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 $2,487 $2,368 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 4.98% 4.73% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Criticized Balances Criticized Ratio Criticized Balances2 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 $1,024 $1,001 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Non-Performing Loans1 Texas Ratio3 Annualized Net Charge off Ratio 0.99% 0.39%0.41%0.45%0.45% 0.77% 1.11% 1.01% 0.55% 0.58% 0.74%0.79% 1.11% 0.91% 1.00% 0.47% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks** Santander Bank: Asset Quality $ MM -20% Credit metrics continue to improve $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC * 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measurement reconcilement of Texas Ratio 22.3% 21.1% 20.0% 18.1% 17.9%18.0%18.3%19.2%18.9%18.2% 24.8%25.8%26.2%26.3%28.8 23.7% 1 12 2 12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks**

9 9 Delinquency1 Reserve Coverage (ALLL/NPL2) 86.3% 85.5% 83.4%88.2%87.5%86.2%82.3% 93.6% 94.0%91.0%89.3%91.2%91.3% 97.3%94.9% 98.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks** Non-Performing Loan Ratio Santander Bank: Asset Quality 2.1% 2.3% 2.2% 2.1% 2.1% 2.0%2.1% 2.4% 1.7% 2.5% 2.4% 2.4% 2.3% 2.2% 2.0% 1.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 2.07% 1.76%1.67% 1.841.851.90% 1.851.99% 1.59%1.661.731.81 1.922.05%2.13% 1.52% 1Q12 2Q12 3 4 1 3 2 3 3 4 Santander Bank Large Banks** 1Delinquency = accruing loans 30-89 days past due plus accruing loans 90+ days past due loans 2NPLs= Nonaccruing loans plus accruing loans 90+ days past due 0.93% 0.76% 0.78% 0.80% 0.79% 1.02%0 92%0.97% 1.22% 1.34% 1.50% 1.68%1.64%1.59% 1.81% 1.23% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks**

10 Multifamily $6.5 $6.5 $6.4 $6.3 $6.2 $6.2 $6.1 $6.1 1.0% 1.0% 1.7% 1.9% 1.9% 1.9% 1.8% 1.8% 0.7% 0.7% 0.8% 0.8% 0.9% 0.8% 0.6% 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $5.6 $5.5 $5.8 $5.8 $5.8 $5.7 $5.6 $5.7 6.1% 5.1% 4.1% 4.1% 3.3% 3.4% 3.8% 3.5% 4.2% 3.2% 2.4% 2.0% 1.2% 1.0% 0.6% 0.1% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $9.4 $9.3 $9.5 $9.5 $9.4 $9.4 $9.9 $9.9 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% 0.2% 0.3% 0.6% 0.4% 0.4% 0.3% 0.1% 0.1% 0.0% 0.1% 1Q12 2Q12 3Q12 4Q12 Q13 2Q13 3Q13 4Q13 $11.6 $11.6 $11.6 $11.2 $10.6 $10.1 $9.7 $9.7 3.8% 3.8% 4.5% 4.5% 4.7% 4.9% 5.0% 4.9% 1.6% 1.6% 0.8% 0.7% 0.7% 0.6% 0.4% 0.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters

11 Commercial Banking1 $6.1 $6.9 $7.1 $7.7 $7.9 $6.7 $6.5 $6.6 0.2% 0.1% 0.1% 0.1% 0.2% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Other Consumer4 Global Banking & Markets2 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Banking = Non-CRE total for Commercial Bank Mid-Atlantic, NE/NY and Equipment Finance & Leasing 2Global Banking & Markets = Non-CRE total for Global Banking Credit and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off $3.3 $3.1 $2.9 $2.7 $2.5 $2.4 $2.2 $2.1 1.7% 2.0% 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 2.8 2.7% 2.9 3. 3.2 3.3 2.9 2.8 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $5.4 $5.5 $5.5 $5.5 $5.5 $5.6 $5.4 $5.3 2.6% 2.1% 2.2% 2.2% 2.2% 2.1% 2.1% 2.0% 1.5% 1.3% 1.5% 1.4% 1.2% 1.2% 0.7% 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q 3 3Q13 4Q13 $4.4 $4.5 $4.2 $4.5 $4.4 $4.5 $4.4 $4.7 2.6% 1.7% 0.9% 1.0% 0.8% 0.7% 0.7% 0.8% 2.5% 3.1 3 3 1.6% 1.6% 0.8% 0.7% 0.5% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q 3 3Q13 4Q13

12 12 Santander Bank: Deposits 1Represents average quarterly balances  Continued to lower cost of deposits through growth in non-maturity deposits  Loan-to-Deposit ratio 100% at 4Q13 vs. 104% at 4Q12 Average Non Maturity Deposit Balances 1 ($Mn) $37,107 $38,206 $38,532 $39,201 $40,583 $41,833 0.27% 0.28% 0.26% 0.25% 0.24% 0.25% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $49,348 $51,084 $50,939 $50,345 $50,204 $50,280 0.48% 0.49% 0.45% 0.43% 0.41% 0.40% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Total Deposits Avg. Interest Cost

13 Santander Bank: Capital Ratios For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix  Strong Basel I capital ratios, Tier 1 Common 13.58% under final Basel III rules

14 Santander Bank: DFAST Stress Results1 1. SHUSA and Santander Bank, N.A. DFAST results calculated by SHUSA published via Form 8-K on March 20, 2014  The Bank, as the insured depository subsidiary of SHUSA, completed its DFAST Stress Tests  Under SHUSA’s stress test methodology, the Bank’s capital ratios remain well above regulatory minimums even under the Supervisory Severely Adverse scenario DFAST Severely Adverse Scenario Q3:13 Actual Stress Ratio Q4:15 Stress Ratio Minimum Tier 1 common equity ratio (%) 13.7% 12.4% 12.4% Common equity tier 1 ratio (%) 11.9% 11.9% Tier 1 risk-based capital ratio (%) 13.7% 11.9% 11.9% Total risk-based capital ratio (%) 15.7% 13.5% 13.5% Tier 1 leverage ratio (%) 11.8% 9.8% 9.8%

15 3 4 1 Refurbishment in all branches 2 New public website New ATMs rollout with enhanced capabilities Santander Bank Rebranding Rebranding effective October 17, 2013 Rebranding from Sovereign Bank to Santander Bank 5 Major marketing campaign utilizing all channels Rebranding will enable Santander Bank to leverage off the top retail bank brand brand in the world1 1. Source = The Banker/Brand Finance

Appendix

17 Santander Bank: Quarterly Trended Statement of Operations (US$ in Millions) 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Net interest income 456$ 443$ 435$ 425$ 409$ 402$ Fees & other income 143 163 164 182 150 155 Other non-interest income/(loss) - 24 74 (41) (23) - Net revenue 599 630 673 566 536 557 General & administrative expenses (347) (380) (373) (372) (442) (431) Other expenses (39) (71) (37) (34) (23) (34) Provisions for credit losses (71) (111) (17) (10) - (20) Income before taxes 142 68 246 150 71 72 Income tax (expense)/benefit (19) 2 (70) (44) 4 (1) Net income 123$ 70$ 176$ 106$ 75$ 71$ 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Net interest margin 2.61% 2.53% 2.50% 2.55% 2.55% 2.55%

18 Santander Bank: Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Qtr 3 Rate Balance Rate Balance Rate Balance Rate Deposits and investments 15,792$ 2.05% 16,849$ 2.04% (1,057)$ 0.01% 19,943$ 2.12% Loans 49,904 3.84% 50,062 3.88% (158) -0.04% 52,874 4.08% Allowance for loan losses (865) --- (914) --- 49 --- (959) --- Other assets 9,004 --- 9,005 --- (1) --- 9,467 --- TOTAL ASSETS 73,835$ 3.03% 75,002$ 3.05% (1,167)$ -0.02% 81,325$ 3.11% Interest-bearing demand deposits 9,868 0.18% 9,676 0.15% 192 0.03% 9,066 0.18% Noninterest-bearing demand deposits 8,167 --- 7,996 --- 171 --- 8,204 --- Savings 3,830 0.16% 3,851 0.13% (21) 0.03% 3,782 0.16% Money market 19,968 0.40% 19,061 0.42% 907 -0.02% 17,154 0.49% Certificates of deposit 8,447 1.13% 9,620 1.11% (1,173) 0.02% 12,879 1.12% Borrowed funds 8,856 4.40% 10,161 3.94% (1,305) 0.46% 15,158 3.04% Other liabilities 1,807 --- 1,800 --- 7 --- 2,119 --- Equity 12,892 --- 12,838 --- 54 --- 12,963 --- TOTAL LIABILITIES & SE 73,835$ 0.80% 75,002$ 0.81% (1,167)$ -0.01% 81,325$ 0.87% NET INTEREST MARGIN 2.55% 2.55% 0.00% 2.53% 4Q13 4Q123Q13 Change

19 19 Rating Agencies Santander Bank Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB ST Deposits P-2 A-2 F-2 Outlook Stable Stable Negative SHUSA Moody’s S&P Fitch Baa2 BBB BBB P-2 A-2 F-2 Negative Stable Negative  On December 20, 2013, S&P revised SHUSA’s and Santander Bank’s outlook from negative to stable  No rating actions on SHUSA or Santander Bank since October 2012  On February 11, 2014 Moody’s raised the outlook for Banco Santander S.A. from negative to stable  On March 5, 2014 Moody’s raised the long term rating for Banco Santander S.A. from Baa2 to Baa1 December 31, 2013  SHUSA’s and Santander Bank’s outlook revised from negative to stable by S&P on December 20, 2013

20 Santander Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ 8,390$ Risk Weighted Assets 62,330 62,411 61,547 59,994 60,607 60,091 Ratio 12.8% 12.9% 13.4% 13.8% 13.7% 14.0% Tier 1 Leverage Tier 1 Capital 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ 8,390$ 76,050 76,277 76,707 72,991 70,610 69,396 Ratio 10.5% 10.5% 10.7% 11.4% 11.8% 12.1% Tier 1 Risk Based Tier 1 Capital 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ 8,390$ Risk Weighted Assets 62,330 62,411 61,547 59,994 60,607 60,091 Ratio 12.8% 12.9% 13.4% 13.8% 13.7% 14.0% Total Risk Based Risk Based Capital 9,283$ 9,311$ 9,509$ 9,466$ 9,497$ 9,551$ Risk Weighted Assets 62,330 62,411 61,547 59,994 60,607 60,091 Ratio 14.9% 14.9% 15.4% 15.8% 15.7% 15.9% Average total assets for leverage capital purposes (1)

21 Santander Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2008 2009 2010 2011 2012 2013 Santander Bank Pre-Tax Pre-Provision Income Pre-tax income, as reported (1,398)$ (1,374)$ 448$ 450$ 511$ 538$ Add back: Provision for credit losses 911 1,264 739 501 393 47 Pre-Tax Pre-Provision Income (487)$ (110)$ 1,187$ 951$ 904$ 585$ 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Pre-Tax Pre-Provision Income Pre-tax income, as reported 142$ 68$ 246$ 150$ 71$ 72$ Add back: Provision for credit losses 71 111 17 10 - 20 Pre-Tax Pre-Provision Income 213$ 179$ 263$ 160$ 71$ 92$

22 Santander Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Texas Ratio Total Equity 12,646$ 12,721$ 12,868$ 12,849$ 12,938$ 12,795$ 12,799$ 12,789$ Less: Goodwill and Other Intangibles (excluding MSRs) (3,809) (3,832) (3,860) (3,883) (3,865) (3,856) (3,844) (3,856) PCCR (net of amortization) (9) (8) (8) (7) (7) (6) (5) (5) Preferred Stock - - - - - - - - Add: Allowance for loan losses 1,082 1,056 980 1,013 971 925 876 834 Tangible Common Equity 9,910$ 9,937$ 9,980$ 9,972$ 10,037$ 9,858$ 9,826$ 9,762$ Nonperforming Assets 1,371$ 1,216$ 1,274$ 1,242$ 1,180$ 1,113$ 1,114$ 1,090$ 90+ DPD accruing 4$ 3$ 2$ 3$ 3$ 3$ 2$ 3$ Accruing TDRs 608$ 589$ 609$ 673$ 656$ 654$ 660$ 657$ Texas Ratio 20.0% 18.2% 18.9% 19.2% 18.3% 18.0% 18.1% 17.9%